Santander Bank, N.A. Fixed Income Investor Update Data as of March 31, 2014 June 27, 2014

2 Disclaimer Santander Holdings USA, Inc. (“SHUSA”), and Santander Bank, N.A. (“Santander Bank”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2013 and other filings and reports with the Securities and Exchange Commission (the “SEC”), could adversely affect our business and financial performance. Other factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA and Santander Bank give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander (“Santander”), SHUSA, or Santander Bank or in any other securities or investments. This presentation is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. This presentation is provided for information purposes only.

3 3 Footprint 1. Source FDIC Market Share of deposits; data as of June 2013 (published on annual basis in October) • Santander Bank, N.A. is the main subsidiary of Santander Holdings USA, Inc. (SHUSA) • SHUSA is a bank holding company regulated by the FRB Boston and is SEC-registered • In January 2012, Santander Bank, N.A. (formerly Sovereign Bank) converted its charter to a national banking association regulated by the OCC • Effective October 17, 2013, Sovereign Bank, N.A. rebranded to Santander Bank, N.A. Main Market Shares State Branches (#) Deposit Market Share1 (%) Rank1 Massachusetts 229 6.4% 4 Pennsylvania 169 2.8% 6 New Jersey 149 3.2% 7 New York 75 0.8% 19 Rhode Island 32 7.1% 4 Santander Bank: Overview Branches: 702 ATMs: 2,088 Employees (FTEs): 8,756 Assets: $74.8B Deposits: $52.1B Gross Loans: $51.4B Santander Bank, N.A. as of 1Q14

4 4 Santander Bank: Executive Summary Balance Sheet Trends • Modest loan growth QoQ with C&I and Multifamily loan growth funded by deposits • Multifamily loan growth mostly from repurchase of customer loans from FNMA • Modest deposit growth with continued shift from time to non-maturity deposits Consistent Profitability NIM stable at 2.55%, 1Q14 Net Income $79MM Sustained Improvement in Asset Quality NPLs and Criticized Balances have declined 12% and 20% respectively YOY Capital Ratios Tier 1 common 13.8%, 12.4% minimum under 3Q13 DFAST stress test1 1 SBNA DFAST results published on Form 8-K on 3/20/14 Rating Agencies On June 5, 2014 Fitch raised Santander Bank from BBB/F-2/Negative to BBB+/F-2/Stable

5 Santander Bank: Quarterly Profitability US $ Millions * See Appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income Stable Net Interest Margin Net Interest Income ($Mn) Pre-Tax Pre-Provision Income* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 179 263 160 71 92 105 0 50 100 150 200 250 300 350 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 443 435 425 409 402 399 2.53% 2.50% 2.55% 2.55% 2.55% 2.55% 0 100 200 300 400 500 600 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 NII Net Interest Margin 68 246 150 71 72 105 0 50 100 150 200 250 300 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 70 176 106 75 71 79 0 50 100 150 200 250 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

6 Santander Bank: Balance Sheet $61.9B LIABILITIES $12.9B EQUITY $74.8B ASSETS All balances as of 03/31/2014 Modest balance sheet increase from 4Q13 to 1Q14 with growth in C&I and Multifamily loans funded by growth in non-maturity deposits Cash 5% Investments 16% C&I 18% CRE 12% Residential 13% Multi-family 13% Home Equity 7% Other Loans 5% Goodwill 5% Other Assets 6% Interest- bearing DDA 15% Noninterest- bearing DDA 13% Savings 5% Money Market 26% CD 10% FHLB 9% Ot er Borrowings 1% Other Liabilities 4% Equity 17%

7 7 Non-Performing Loans1 $1,253 $1,127 $1,191 $1,176 $1,110 $1,048 $1,024 $1,001 $975 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Texas Ratio3 Annualized Net Charge off Ratio 0.99% 0.39%0.41%0.45%0.45% 0.77% 1.11% 1.01% 0.38% 0.55% 0.58% 0.74%0.79% 1.11% 0.91% 1.00% 0.47% 0.44% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Santander Bank Large Banks** Santander Bank: Asset Quality $ MM -22% $ MM Annualized NCO = Quarterly NCO*4 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days; *NPLs increased 3Q12 due to OCC rule BK7 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3See Appendix for Non-GAAP measurement reconcilement of Texas Ratio 22.3% 21.1% 19.9% 17.5%18.2 18.9%19.2% 18.3% 18.0% 17.9%18.1% 20.0% 23.7%28.8 26.3% 26.2% 25.8% 24.8% 1Q12 2Q12 3Q12 4 12 1 13 2 13 3 13 4Q13 1Q14 Santander Bank Large Banks** $3,868 $3,750 $3,657 $3,397 $2,827 $2,710 $2,487 $2,368 $2,257 7.40% 7.09% 6.90% 6.38% 5.39% 5.38% 4.98% 4.73% 4.39% Q12 2Q 2 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Criticized Balances Criticized Ratio Criticized Balances2 Sustained improvement in asset quality

8 8 Delinquency1 Reserve Coverage (ALLL/NPL2) 86.3% 85.5% 83.4%88.2%87.5%86.2%82.3% 93.6% 84.6% 94.0%91.0%89.3%91.2%91.3% 97.3%94.9% 98.7%100.4% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Santander Bank Large Banks** Non-Performing Loan Ratio Santander Bank: Asset Quality 1.9% 2.1% 2.3% 2.2% 2.1% 2.1% 2.0%2.1% 2.4% 1.6%1.7% 2.5% 2.4% 2.4% 2.3% 2.2% 2.0% 1.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Santander Bank Large Banks** **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC ALLL to Total Loans 2.07% 1.76%1.67% 1.84%1.85%1.90% 1.85%1.99% 1.61% 1.59%1.66%1.73%1.81% 1. 2%2.05% 2.13% 1.52%1.48% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Santander Bank Large Banks** 1Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD 2NPLs= Nonaccruing loans plus accruing loans past due 90+ days 0.93% 0.76 0.77% 0.80 0.79% 1.02%0.92%0.97% 0.68% 1.22% 1.34% 1.50% 1.68%1.64%1.59% 1.81% 1.23% 1.05% 1Q12 2Q12 3Q12 4Q12 1Q13 2 13 3 13 4 13 1 14 Santander Bank Large Banks** SBNA credit metrics in line with peers

9 Commercial Real Estate1 Home Equity Mortgages Multifamily Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (Multifamily segment included in separate graph) *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters $11.6 $11.6 $11.6 $11.2 $10.6 $10.1 $9.7 $9.7 $9.6 3.8% 3.8% 4.5% 4.5% 4.7% 4.9% 5.0% 4.9% 4.8% 1.6% 1.6% 0.8% 0.7% 0.7% 0.6% 0.4% 0.4% 0.3% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 $6.5 $6.5 $6.4 $6.3 $6.2 $6.2 $6.1 $6.1 $6.0 1.0% 1.0% 1.7% 1.9% 1.9% 1.9% 1.8% 1.8% 1.8% 0.7% 0.7% 0.8% 0.8% 0.9% 0.8% 0.6% 0.6% 0.5% Q12 2Q12 3Q 2 4Q12 Q13 2Q13 3Q 3 4Q13 1Q14 $5.6 $5.5 $5.8 $5.8 $5.8 $5.7 $5.6 $5.7 $5.6 6.1% 5.1% 4.1% 4.1% 3.3% 3.4% 3.8% 3.5% 3.4% 4.2% 3.2% 2.4% 2.0% 1.2% 1.0% 0.6% 0.1% 0.5% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 $9.4 $9.3 $9.5 $9.5 $9.4 $ .4 $9.9 $9.9 $10.8 0.9% 0.9% 0.8% 0.7% 0.6% 0.4% 0.2% 0.3% 0.2% 0.6% 0.4% 0.4% 0.3% 0.1% 0.1% 0.0% 0.1% 0.1% Q12 2Q12 3Q 2 4Q12 1Q13 2Q13 3Q 3 Q13 1Q14

10 Global Banking & Markets2 Commercial Banking1 Other Consumer4 Other Commercial3 Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions 1Commercial Banking = Non-CRE total for Commercial Bank Mid-Atlantic, NE/NY and Equipment Finance & Leasing 2Global Banking & Markets = Non-CRE total for Global Banking Credit and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off $5.4 $5.5 $5.5 $5.5 $5.5 $5.6 $5.4 $5.3 $5.3 2.6% 2.1% 2.2% 2.2% 2.2% 2.1% 2.1% 2.0% 2.3% 1.5% 1.3% 1.5% 1.4% 1.2% 1.2% 0.7% 0.6% 0.5% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 $6.1 $6.9 $7.1 $7.7 $7.9 $6.7 $6.5 $6.6 $7.2 0.2% 0.1% 0.1% 0.1% 0.2% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Q12 2Q12 3Q 2 4Q12 1Q13 2Q13 3Q 3 4Q13 1Q14 $4.4 $4.5 $4.2 $4.5 $4.4 $4.5 $4.4 $4.7 $4.9 2.6% 1.7% 0.9% 1.0% 0.8% 0.7% 0.7% 0.8% 0.4% 2.5% 3.1 3 3 1.6% 1.6% 0.8% 0.7% 0.5% 0.4% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 $3.3 $3.1 $2.9 $2.7 $2.5 $2.4 $2.2 $2.1 $2.0 1.7% 2.0% 2.6% 2.5% 2.4% 2.4% 2.3% 2.2% 2.1% 2.8 2.7% 2.9 3. 3.2 3.3 2.9 2.8 2.7% Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q 3 4Q13 1Q14

11 11 Santander Bank: Deposits 1Represents average quarterly balances  Continued growth in deposits and shift in mix from time to non-maturity deposits  Loan-to-Deposit ratio 99% at 1Q14 Average Non Maturity Deposit Balances 1 ($Mn) $38,206 $38,532 $39,201 $40,583 $41,833 $42,759 0.28% 0.26% 0.25% 0.24% 0.25% 0.26% 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $51,084 $50,939 $50,345 $50,204 $50,280 $50,729 0.49% 0.45% 0.43% 0.41% 0.40% 0.39% 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Total Deposits Avg. Interest Cost

12 12 Debt Maturity by Funding Type* 2014 2015 2016 2017 2018 Perp Santander Bank: Wholesale Debt Profile REIT Pref 12.2% $162 US$ in millions FHLB 2.1% $1,600  SBNA has two public securities issues outstanding  The majority of Santander Bank’s term wholesale debt consists of FHLB Advances *FHLB short term Floating Rate Advances swapped to fixed are reflected with the swap fixed rate and maturity date FHLB 2.6% $1,200 $1,370 $1,300 FHLB 5.3% $1,985 FHLB 3.4% $1,100 FHLB 5.3% $500 Sub Debt 8.8%

13 Santander Bank: Capital Ratios (Basel I) 1See SHUSA Q1 2014 10Q For Non-GAAP to GAAP reconciliation of capital ratios, please see Appendix 12.9% 13.4% 13.8% 13.7% 14.0% 13.8% 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 12.9% 13.4% 13.8% 13.7% 14.0% 13.8% 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 10.5% 10.7% 11.4% 11.8% 12.1% 12.3% 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 14.9% 15.4% 15.8% 15.7% 15.9% 15.7% 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Tier 1 Common Ratio Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio Strong Basel I capital ratios, Tier 1 Common 13.40% under Basel III rules1

Appendix

15 Santander Bank: Quarterly Trended Statement of Operations (US$ in Millions) 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Net interest income 443$ 435$ 425$ 409$ 402$ 399$ Fees & other income 163 164 182 150 155 148 Other non-interest income/(loss) 24 74 (41) (23) - 2 Net revenue 630 673 566 536 557 549 General & administrative expenses (380) (373) (372) (442) (431) (418) Other expenses (71) (37) (34) (23) (34) (26) Provisions for credit losses (111) (17) (10) - (20) - Income before taxes 68 246 150 71 72 105 Income tax (expense)/benefit 2 (70) (44) 4 (1) (26) Net income 70$ 176$ 106$ 75$ 71$ 79$ 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Net interest margin 2.53% 2.50% 2.55% 2.55% 2.55% 2.55%

16 Santander Bank: NIM Quarterly Change 4Q13 NIM 2.55% Asset Yield decrease due to: -0.03% 8bps decline in loan portfolio yield 4bps increase in Investments and cash yield Liability yield decrease due to: 0.03% 1bps increase in deposits 18bps decrease in borrowed funds due to FHLB restructure 1Q14 NIM 2.55%

17 Santander Bank: Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 15,391$ 2.09% 15,792$ 2.05% (401)$ 0.04% 20,875$ 2.12% Loans 50,654 3.76% 49,904 3.84% 750 -0.08% 52,345 3.88% Allowance for loan losses (819) --- (865) --- 46 --- (1,015) --- Other assets 9,103 --- 9,004 --- 99 --- 9,395 --- TOTAL ASSETS 74,329$ 3.00% 73,835$ 3.03% 494$ -0.03% 81,600$ 3.03% Interest-bearing demand deposits 10,650 0.26% 9,868 0.18% 782 0.08% 9,337 0.16% Noninterest-bearing demand deposits 8,858 --- 8,167 --- 691 --- 7,864 --- Savings 3,962 0.13% 3,830 0.16% 132 -0.03% 3,829 0.13% Money market 19,289 0.40% 19,968 0.40% (679) 0.00% 17,502 0.47% Certificates of deposit 7,970 1.11% 8,447 1.13% (477) -0.02% 12,407 1.05% Borrowed funds 8,707 4.22% 8,856 4.40% (149) -0.18% 15,598 2.79% Other liabilities 1,953 --- 1,807 --- 146 --- 2,130 --- Equity 12,940 --- 12,892 --- 48 --- 12,933 --- TOTAL LIABILITIES & SE 74,329$ 0.76% 73,835$ 0.80% 494$ -0.04% 81,600$ 0.82% NET INTEREST MARGIN 2.55% 2.55% 0.00% 2.50% 1Q14 1Q134Q13 Change

18 18 Rating Agencies Santander Bank Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB BBB+ ST Deposits P-2 A-2 F-2 Outlook Stable Stable Stable SHUSA Moody’s S&P Fitch Baa2 BBB BBB+ P-2 A-2 F-2 Negative Stable Stable  On December 20, 2013, S&P revised Santander Bank and SHUSA’s outlook from negative to stable  On April 8, 2014 Moody’s affirmed the ratings of Santander Bank and SHUSA  On June 5, 2014 Fitch upgraded Santander Bank and SHUSA from BBB/F- 2/Negative to BBB+/F-2/Stable June 5, 2014  Santander Bank and SHUSA upgraded from BBB/F-2/Negative to BBB+/F- 2/Stable by Fitch on June 5, 2014

19 Santander Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 8,027$ 8,233$ 8,308$ 8,331$ 8,390$ 8,591$ Risk Weighted Assets 62,411 61,547 59,994 60,607 60,091 62,168 Ratio 12.9% 13.4% 13.8% 13.7% 14.0% 13.8% Tier 1 Leverage Tier 1 Capital 8,027$ 8,233$ 8,308$ 8,331$ 8,390$ 8,591$ 76,277 76,707 72,991 70,610 69,396 70,094 Ratio 10.5% 10.7% 11.4% 11.8% 12.1% 12.3% Tier 1 Risk Based Tier 1 Capital 8,027$ 8,233$ 8,308$ 8,331$ 8,390$ 8,591$ Risk Weighted Assets 62,411 61,547 59,994 60,607 60,091 62,168 Ratio 12.9% 13.4% 13.8% 13.7% 14.0% 13.8% Total Risk Based Risk Based Capital 9,311$ 9,509$ 9,466$ 9,497$ 9,551$ 9,777$ Risk Weighted Assets 62,411 61,547 59,994 60,607 60,091 62,168 Ratio 14.9% 15.4% 15.8% 15.7% 15.9% 15.7% Average total assets for leverage capital purposes (1)

20 Santander Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Santander Bank Texas Ratio Total Equity 12,721$ 12,868$ 12,849$ 12,938$ 12,795$ 12,799$ 12,789$ 12,909$ Less: Goodwill and Other Intangibles (excluding MSRs) (3,832) (3,860) (3,883) (3,865) (3,856) (3,844) (3,856) (3,844) PCCR (net of amortization) (8) (8) (7) (7) (6) (5) (5) (4) Preferred Stock - - - - - - - - Add: Allowance for loan losses 1,056 980 1,013 971 925 876 834 825 Tangible Common Equity 9,937$ 9,980$ 9,972$ 10,037$ 9,858$ 9,826$ 9,762$ 9,886$ Nonperforming Assets 1,216$ 1,274$ 1,242$ 1,180$ 1,113$ 1,114$ 1,090$ 1,067$ 90+ DPD accruing 3$ 2$ 3$ 3$ 3$ 2$ 3$ 3$ Accruing TDRs 589$ 609$ 673$ 656$ 654$ 660$ 657$ 661$ Texas Ratio 18.2% 18.9% 19.2% 18.3% 18.0% 18.1% 17.9% 17.5%